UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 27, 2023

Bluejay Diagnostics, Inc.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41031	47-3552922
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(Address of principal executive offices and zip code)

(844) 327-7078

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BJDX	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2023, Bluejay Diagnostics, Inc. (the “Company”) commenced a public offering (such transaction, the “Offering”) for the issuance and sale of (i) 537,768 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (ii) prefunded warrants to purchase up to an aggregate 2,154,540 shares of Common Stock (the “Prefunded Warrants”). The Shares and Prefunded Warrants were sold together with warrants to purchase up to an aggregate of 2,692,308 shares of Common Stock at an exercise price of $1.30 per share (the “Warrants”). Certain institutional investors purchasing securities as part of the offering entered into a securities purchase agreement with the Company (the “Purchase Agreement”), dated as of December 27, 2023. The combined public offering price was $1.30 per Share and related Warrant and $1.2999 per Prefunded Warrant and related Warrant. The Offering closed on January 2, 2024. The Company intends to use the net proceeds from the Offering to fund matters related to obtaining FDA approval (including clinical studies related thereto), as well as for other research and development activities, and for general working capital needs.

Subject to certain limitations described in the Prefunded Warrants, the Prefunded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.0001 per share at any time until all of the Prefunded Warrants are exercised in full. The Warrants are exercisable immediately upon issuance for a period of five years following the date of issuance. A holder will not have the right to exercise any portion of the Warrants or the Prefunded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99%, respectively (or at the election of the holder of the Prefunded Warrants or the Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants or the Prefunded Warrants, respectively. However, upon notice from the holder to the Company, the holder may increase the beneficial ownership limitation pursuant to the Prefunded Warrants and Warrants, as applicable, which may not exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Prefunded Warrants and Warrants, as applicable, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to the Company.

Pursuant to an engagement letter, dated as of August 7, 2023, as amended October 11, 2023 (the “Engagement Letter”), by and between the Company and H.C. Wainwright & Co., LLC (the “Placement Agent”), the Company paid the Placement Agent a total cash fee equal to 7.0% of the gross proceeds received in the Offering. The Company also paid the Placement Agent in connection with the Offering a management fee equal to 1.0% of the gross proceeds raised in the Offering and certain expenses incurred in connection with the Offering. In addition, the Company issued to the Placement Agent, or its designees, warrants to purchase up to an aggregate 188,462 shares of Common Stock (the “Placement Agent Warrants”), which represents 7.0% of the aggregate number of shares of Common Stock and Prefunded Warrants sold in the Offering. The Placement Agent Warrants have substantially the same terms as the Warrants, except that the Placement Agent Warrants have an exercise price equal to $1.6250, or 125% of the offering price per share of Common Stock and related Warrant sold in the Offering and expire on the fifth anniversary from the date of the commencement of sales in the Offering.

Concurrently with the closing of the Offering, certain purchasers have elected to exercise Prefunded Warrants to purchase 174,770 shares of Common Stock.

The Shares, the Prefunded Warrants, the Warrants and the Placement Agent Warrants and the shares of common stock issuable upon the Prefunded Warrants, the Warrants and the Placement Agent Warrants described above, were offered by the Company pursuant to a Registration Statement on Form S-1 (File No. 333-275697), as amended, initially filed on November 21, 2023 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and declared effective on December 27, 2023.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties, indemnification rights, agreements and obligations, conditions to closing and termination provisions. The foregoing descriptions of terms and conditions of the Purchase Agreement, the Prefunded Warrants, the Warrants, and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by the full text of the form of the Purchase Agreement, the form of the Prefunded Warrant, the form of the Warrant and the form of the Placement Agent Warrant, which are attached hereto as Exhibits 10.1, 4.1, 4.2, and 4.3, respectively, and are hereby incorporated by reference herein.

Item 8.01. Other Events.

On December 28, 2023, the Company issued a press release announcing the pricing of the Offering. On January 2, 2024, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	Form of Prefunded Warrant
4.2	Form of Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated December 28, 2023
99.2	Press Release dated January 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEJAY DIAGNOSTICS, INC.

Date: January 2, 2024	By:	/s/ Neil Dey
		Name:	Neil Dey
		Title:	Chief Executive Officer

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